Supplement to the
Fidelity® Value Discovery Fund
Class K
September 29, 2025
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Fee Table" heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee (fluctuates based on the fund's performance relative to a securities market index)	0.40% A
Distribution and/or Service (12b-1) fees	None
Other expenses	0.01%
Total annual operating expenses	0.41%
AThe management fee comprises a basic fee, which may vary by class, that is adjusted up or down by a maximum of 0.20% based on the performance of the fund or a designated class of the fund relative to that of the Russell 3000® Value Index. Please see "Fund Services - Fund Management - Advisory Fee(s)" for additional information.
FVD-K-SUSTK-0326-102 1.9880429.102	March 4, 2026
Supplement to the
Fidelity® Value Discovery Fund
September 29, 2025
Summary Prospectus

The following information replaces similar information found in the "Fund Summary" section under the "Fee Table" heading.
Annual Operating Expenses
(expenses that you pay each year as a % of the value of your investment)
Management fee (fluctuates based on the fund's performance relative to a securities market index)	0.48% A
Distribution and/or Service (12b-1) fees	None
Other expenses	0.01%
Total annual operating expenses	0.49%
AThe management fee comprises a basic fee, which may vary by class, that is adjusted up or down by a maximum of 0.20% based on the performance of the fund or a designated class of the fund relative to that of the Russell 3000® Value Index. Please see "Fund Services - Fund Management - Advisory Fee(s)" for additional information.
FVD-SUSTK-0326-100 1.9911339.100	March 4, 2026